SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement    [  ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                          Synergy Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

Synergy Financial Group, Inc.
310 North Avenue East
Cranford, NJ 07016
(908) 272-3838

[LOGO]

                                                                   July 19, 2004


Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Synergy Financial Group, Inc. (the "Company"), we invite you to attend our Annual Meeting of Stockholders (the "Meeting") to be held at The Westwood, 438 North Avenue, Garwood, New Jersey, on August 25, 2004, at 10:30 AM. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual
Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. Your vote is very important.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to restrict attendance to stockholders only. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 10:00 AM. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic equipment will not be permitted at the meeting.


                                      Sincerely,


                                      /s/John S. Fiore

                                      John S. Fiore
                                      President and
                                      Chief Executive Officer

--------------------------------------------------------------------------------
                          SYNERGY FINANCIAL GROUP, INC.
                              310 NORTH AVENUE EAST
                           CRANFORD, NEW JERSEY 07016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 25, 2004
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Synergy Financial Group, Inc. (the "Company") will be held at The Westwood, 438 North Avenue, Garwood, New Jersey, on August 25, 2004, at 10:30 AM. The Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of three directors of Synergy Financial Group, Inc.;

     2.   The approval of the Synergy  Financial  Group,  Inc. 2004 Stock Option
          Plan;

     3. The approval of the Synergy Financial Group, Inc. 2004 Restricted Stock Plan; and

     4. The ratification of the appointment of Grant Thornton LLP as the Company's independent auditor for the year ending December 31, 2004.

         The transaction of such other business as may properly come before the Meeting, or any adjournments thereof, may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.
                                         ---

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on June 30, 2004 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Kevin A. Wenthen

                                              Kevin A. Wenthen
                                              Corporate Secretary
Cranford, New Jersey
July 19, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE ADDITIONAL EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          SYNERGY FINANCIAL GROUP, INC.
                              310 NORTH AVENUE EAST
                           CRANFORD, NEW JERSEY 07016
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 25, 2004

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Synergy Financial Group, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at The Westwood, 438 North Avenue, Garwood, New Jersey, on August 25, 2004, at 10:30 AM (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about July 19, 2004.

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors of the Company, (ii) the approval of the Synergy Financial Group, Inc. 2004 Stock Option Plan (the "2004 Option Plan"), (iii) the approval of the Synergy Financial Group, Inc. 2004 Restricted Stock Plan (the "2004 Restricted Stock Plan"), and (iv) the ratification of the appointment of Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2004. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

         The Company is the parent company of Synergy Bank (the "Bank"). The Company was formed as a corporation under the laws of New Jersey in 2003, at the direction of the Bank, to acquire all of the outstanding stock of the Bank issued in connection with the second-step conversion and reorganization of Synergy, MHC, the former mutual holding company parent of Synergy Financial Group, Inc., the former middle-tier stock holding company of the Bank. The second-step conversion and reorganization from the mutual holding company form of organization to a full stock corporation was completed on January 20, 2004.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for director as set forth herein, "FOR" the approval of the 2004 Option Plan, "FOR" the approval of the 2004 Restricted Stock Plan, and "FOR" the ratification of Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2004. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Directors, officers and employees of the Company and its subsidiaries have an interest in certain matters being presented for stockholder approval. Upon stockholder approval of the 2004 Option Plan and the 2004 Restricted Stock Plan, directors, officers and employees of the Company and its subsidiaries may be granted stock options or restricted stock under these new plans. The approval of the 2004 Option Plan and the 2004 Restricted Stock Plan are being presented as Proposal II and Proposal III, respectively.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on June 30, 2004 (the "Record Date") are entitled to one vote for each share of the common stock of the Company, par value $0.10 per share (the "Common Stock"), then held. As of the Record Date, the Company had 12,452,098 shares of Common Stock issued and outstanding.

         The Certificate of Incorporation of the Company provides that in no event shall any record owner of any Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding Common Stock (the "Limit"), be entitled or permitted to any vote in respect of the shares held in excess of the Limit. Furthermore, the Certificate of Incorporation of the Company provides that for a period of five years from the completion of the conversion of Synergy, MHC from mutual to stock form, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of any equity security of the Company, except as provided in the Certificate of Incorporation.

         The presence in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         With respect to the approval of the 2004 Option Plan (Proposal II) and approval of the 2004 Restricted Stock Plan (Proposal III), such matters shall be determined by an affirmative vote of holders of a majority of outstanding shares. Proxies marked "ABSTAIN" and broker non-votes will have the same impact as a vote "AGAINST" such matters.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal IV), by checking the appropriate box, a stockholder may (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) broker non-votes or
(ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the Record Date, the ownership of the Company's employee stock ownership plan and the ownership of all executive officers and directors of the Company as a group. Other than as set forth in the following table, management knows of no person or group that owns more than 5% of the outstanding Common Stock at the Record Date.

                                                                     Percent of
                                              Amount and Nature of  Common Stock
Name and Address of Beneficial Owner          Beneficial Ownership   Outstanding
--------------------------------------------------------------------------------
Synergy Financial Group, Inc. Employee Stock
   Ownership Plan Trust (the "ESOP")                  994,457 (1)        7.99%
310 North Avenue East
Cranford, New Jersey 07016

All directors and executive officers of the
   Company as a group (12 persons)                    749,041 (2)        6.02%


---------------
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 56,169 shares have been allocated to ESOP participants. The Board of Directors appointed all non-employee directors to serve as ESOP Trustees and appointed John S. Fiore, President and Chief Executive Officer, Kevin A. Wenthen, Senior Vice President, and Janice L. Ritz, a Vice President of the Bank, as members of the ESOP Plan Committee. The ESOP Plan Committee directs the vote of all unallocated shares and shares allocated to participants if timely voting directions are not received for such shares.
(2) Includes Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership. Excludes 984,743 shares held by the ESOP (994,457 shares less 9,714 shares allocated to executive officers of the Company). Includes 49,040 shares of unvested Common Stock held by the Synergy Financial Group, Inc. 2003 Restricted Stock Plan (the "2003 Restricted Stock Plan") over which all non-employee directors, as RSP trustees, exercise voting power.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's certificate of incorporation requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members. Three directors will be elected at the Meeting, each to serve for a three-year term and until their successors have been elected and qualified.

         David H. Gibbons, Jr., Paul T. LaCorte and Albert N. Stender have been nominated by the Board of Directors to serve as directors. Each of the nominees is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the nominees, the directors continuing in office and the executive officers of the Company.


                                                                                      Shares of
                                 Age at          Year First         Current         Common Stock       Percent
                              December 31,       Elected or         Term to         Beneficially          of
Name                              2003          Appointed (1)       Expire            Owned (2)         Class
-------------------------------------------------------------------------------------------------------------------
Board Nominees for Term to Expire in 2007
David H. Gibbons, Jr.              33               2001             2004           50,454 (3) (4)      0.41%
Paul T. LaCorte                    51               2001             2004           30,015 (3)          0.24%
Albert N. Stender                  58               1999             2004           42,321 (3) (5)      0.34%
Directors Continuing in Office
Kenneth S. Kasper                  49               1993             2005           47,600 (3) (6)      0.38%
Magdalena M. De Perez              53               2001             2005           13,432 (3)          0.11%
George Putvinski                   55               1993             2005           39,716 (3) (7)      0.32%
Nancy A. Davis                     64               1977             2006           41,015 (3)          0.33%
John S. Fiore                      46               2000             2006          147,659 (8)          1.19%
W. Phillip Scott                   52               1996             2006           26,312 (3) (9)      0.21%
Executive Officers of the Company
Kevin M. McCloskey                 45                N/A              N/A          196,972 (10) (11)    1.58%
Kevin A. Wenthen                   49                N/A              N/A           51,829 (10)         0.42%
Ralph A. Fernandez                 39                N/A              N/A           61,716 (10) (12)    0.50%

---------------
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank in March 2001 became directors of the Company at that time.
(2) Beneficial ownership as of the Record Date. For Messrs. Fiore, McCloskey, Wenthen and Fernandez, includes shares allocated to individual accounts under both the ESOP and the Synergy Financial Group, Inc. 401(k) Savings Plan. An individual is considered to beneficially own shares if he or she directly or indirectly has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of, the shares. Unless otherwise indicated, the individual has sole voting power and sole investment power with respect to the indicated shares.
(3) Excludes 994,457 shares held under the ESOP over which such individual, as an ESOP Trustee, exercises sole or shared voting power and 49,040 unvested shares held by the Synergy Financial Group, Inc. 2003 Restricted Stock Plan (the "2003 Restricted Stock Plan") over which such individual, as an RSP trustee, exercises voting power. Includes 4,627 shares which may be acquired pursuant to the exercise of options.
(4) Includes 2,457 shares owned by Mr. Gibbon's wife, which Mr. Gibbons may be deemed to beneficially own. (5) Includes 32,763 shares owned by Mr. Stender's wife, which Mr. Stender may be deemed to beneficially own. (6) Includes 31,537 shares owned by Mr. Kasper's wife, which Mr. Kasper may be deemed to beneficially own. (7) Includes 14,892 shares owned by Mr. Putvinski's wife, which Mr. Putvinski may be deemed to beneficially own.
      (8) Includes 30,548 shares which may be acquired pursuant to the exercise of options. Includes 26,061 shares owned by Mr. Fiore's wife, which Mr. Fiore may be deemed to beneficially own.
(9) Includes 930 shares owned by Mr. Scott's wife and 3,723 shares held in trust for a minor child, which Mr. Scott may be deemed to beneficially own.
(10) Includes 14,892 shares which may be acquired pursuant to the exercise of options.
(11) Includes 18,615 shares held by the Kevin McCloskey Family, LLC for which Mr. McCloskey maintains voting control, but maintains less than 5% ownership.
(12) Includes 744 shares held in trust for minor children, which Mr. Fernandez may be deemed to beneficially own.

Biographical Information

         Directors and Executive Officers of the Company. Set forth below is the business experience for the past five years of each of the directors, nominees and executive officers of the Company.

         Kenneth S. Kasper has served as Chairman of the Board of Directors of the Company since its formation in 2001. He has been a director of the Bank since 1993, and has served as Chairman of the Board of Directors of the Bank since 1998. Mr. Kasper is a Compliance Director with Schering-Plough

Corporation, a pharmaceutical research and manufacturing company, a position he has held since 1991. Prior to that time, Mr. Kasper worked as an attorney for Schering-Plough, as well as in the private sector. Mr. Kasper is also actively involved in civic activities, serving as chairman for the Chester Borough Board of Adjustment, Chairman of the Board of Environmental Health & Safety Auditor
Certifications ("BEAC"), and Director of the Council of Engineering and Scientific Specialty Boards.

         Nancy A. Davis has served on the Board of Directors of the Company since its formation in 2001, and the Bank since 1977. Ms. Davis retired from Schering-Plough Corporation in 2002. She was employed by that company since 1965, most recently as a Senior Legal Assistant.

         Magdalena M. De Perez has served on the Board of Directors of the Company and the Bank since 2001. Ms. De Perez is Vice President - Investments, Financial Advisor for Wachovia Securities, LLC. She has worked in the financial services industry since 1983 and acts as a financial advisor to several community service organizations in Union County.

         John S. Fiore has been the President and Chief Executive Officer of the Company since its formation in 2001 and has served as President and Chief Executive Officer of the Bank since 1995. He also serves as a member of both Boards of Directors. He has been employed by the Bank since 1989. Mr. Fiore also serves as President and Chief Executive Officer of Synergy Financial Services, Inc., a wholly-owned subsidiary of the Company.

         David H. Gibbons, Jr. has served on the Board of Directors of the Company and the Bank since 2001. Mr. Gibbons is Executive Vice President and General Counsel of David O. Evans, Inc. and Gibbons Realty Group, Inc., the operating companies for the affiliate commercial real estate holding companies known as Vestal Development Co., Elberon Development Co., Pitney Partners, L.P., and Portview Properties, LLC. Since 1999, Mr. Gibbons has been a salesperson with Kay Realty Services, LLC, a real estate brokerage company. Mr. Gibbons is also active in the community and serves as a Trustee for Trinitas Hospital, as Chairman of the Board of Directors of the YMCA of Eastern Union County, as a Director of the Union County Alliance and Elizabeth Chamber of Commerce, and is a Past Chairman of the Board of Directors of Elizabeth Development Co. In addition, Mr. Gibbons serves a Vice President and Trustee of the National Association of Office and Industrial Properties, a commercial real estate trade and lobbying organization.

         Paul T. LaCorte has served on the Board of Directors of the Company and the Bank since 2001. Mr. LaCorte is currently President of Hamilton Holding Company and V & F, Inc., and a partner with Ditullio and LaCorte Associates, LLC, all of which are real estate management service companies. He is currently a member and former Chairman of the Cranford Downtown Management Corporation and the Union County Economic Development Corporation. He is also a member and former President of the Cranford Chamber of Commerce.

         George Putvinski has served on the Board of Directors of the Company since its formation in 2001, and the Bank since 1993. Mr. Putvinski is employed as the Director of Global Planning and Reporting - Global Supply Chain/Global Quality Operations for Schering-Plough Corporation. He has been employed by Schering-Plough Corporation since 1979.

         W. Phillip Scott has served on the Board of Directors of the Company since its formation in 2001, and the Bank since 1996. Mr. Scott is employed as the Manager of Sales Accounting and Logistics Finance for Schering-Plough Corporation. He has been employed by Schering-Plough Corporation since 1980. Mr. Scott is a certified public accountant.

         Albert N. Stender has served on the Board of Directors of the Company since its formation in 2001, and the Bank since 1999. Mr. Stender is a partner with the law firm of Stender & Hernandez where he has practiced law since 1985. Mr. Stender serves as a Director of the Cranford Chamber of Commerce, and prosecutor for the Boroughs of Kenilworth and Roselle Park.

         Kevin M. McCloskey has served as Senior Vice President and Chief Operating Officer since 2000. Prior to that time, Mr. McCloskey was the Vice President and Chief Operating Officer for Lakeview Savings Bank. Mr. McCloskey is a Board member and Vice President/Treasurer of the YMCA of Eastern Union County, a member of the Board of Trustees for Union County Economic Development Corporation and is a Trustee of the Trinitas Health Foundation.

         Kevin A. Wenthen has served as Senior Vice President and Chief Administrative Officer since 1996 and as Secretary since 2002. Prior to joining Synergy, Mr. Wenthen was President and Chief Executive Officer of KAW Marketing, Inc. and, prior to that, Vice President of Planning for Chemical Bank New Jersey, NA.

         Ralph A. Fernandez was promoted to Senior Vice President and Chief Financial Officer for the Company and the Bank on January 1, 2004. Prior to that, he had served as Vice President and Chief Financial Officer for the Company and the Bank since 2000 and was Vice President of Finance for the Bank from 1999. He came to Synergy from the Office of Thrift Supervision, where he was a regional executive policy committee member, a senior examiner and a senior financial analyst.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2003, the Board of Directors met thirteen times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which he or she served during the year ended December 31, 2003. The Board maintains an Audit Committee, as well as an Executive Committee, a Compensation Committee, a Budget and Asset/Liability Management Committee and a Nominating Committee.

         The Executive Committee currently consists of Directors Kasper (Chair), De Perez, Fiore, Gibbons and Scott. This committee serves as an interim decision-making body to address matters that arise between regularly-scheduled meetings of the full Board. This committee also makes recommendations to the Board of Directors on corporate governance matters and exercises supervision of major agenda items for, and periodic reports presented at, full Board meetings. During the year ended December 31, 2003, this committee met one time.

         The Compensation Committee currently consists of Directors Kasper (Chair), De Perez, Gibbons, Scott and Stender. The responsibilities of this committee include appraisal of the chief executive officer's performance, administration of management incentive compensation plans and review of the directors' compensation. During the year ended December 31, 2003, this committee met four times.

         The Budget and Asset/Liability Management Committee currently consists of Directors Scott (Chair), De Perez, Fiore, LaCorte and Stender. This committee oversees the Bank's investments, loans, other assets and its liabilities, primarily its sources of funds, for the purpose of maintaining profitable spreads between the cost of liabilities and the yield on assets consistent with prudent risk. This committee meets generally during October and November each year with the goal of developing an annual business and operating plan for presentation to the full Board at the regular November meeting. In addition, at least one non-employee member of this committee meets monthly with management to review investment policies, loan and deposit pricing and production volumes, interest rate risk analysis, liquidity and borrowing needs, and a variety of other asset and liability management topics. The results of each monthly meeting are presented to the full Board at its regular monthly meeting. During the year ended December 31, 2003, this committee met fourteen times.

         The Audit Committee currently consists of Directors Gibbons (Chair), Davis, Kasper, LaCorte and Putvinski. All members of the Audit Committee are independent under the rules of the Nasdaq stock market. The Board of Directors has determined that Mr. Putvinski is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee typically meets every other month with the internal auditor and periodically as needed with the external auditors. Its main responsibilities include oversight of the internal and external auditors and monitoring of management and staff compliance with the Board's audit policies and applicable laws and regulations. During the year ended December 31, 2003, this committee met seven times.

         Report of the Audit Committee. For the year ended December 31, 2003, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Grant Thornton LLP, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Grant Thornton LLP disclosures regarding Grant Thornton LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with Grant Thornton LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

         Audit Committee:
              David H. Gibbons, Jr. (Chair)
              Nancy A. Davis
              Kenneth S. Kasper
              Paul T. LaCorte
              George Putvinski

Principal Accounting Fees and Services

         Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be pre-approved by the issuer's audit committee. The Company's Audit Committee has adopted a policy of approving all audit and non-audit services prior to the service being rendered.

         All of the services listed below for 2002 and 2003 were approved by the Audit Committee prior to the service being rendered, other than tax services totaling $7,950 for the year ended December 31, 2002, rendered by the Company's former auditor, Fontanella and Babitts, which was engaged to render and which rendered such services during 2002 prior to the pre-approval requirement created by the Sarbanes-Oxley Act of 2002.

         Audit Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2003 and 2002 were $78,489 and $51,500, respectively. Additionally, for the year ended December 31, 2002, the Company paid $6,535 for professional services rendered by its former auditor, Fontanella and Babitts, Certified Public Accountants, in connection with the review of the quarterly financial statements.

         Audit Related Fees. The aggregate fees billed by Grant Thornton LLP for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2003 and 2002 were $123,085 and $0, respectively and consisted of services in connection with the Company's second-step stock offering completed on January 20, 2004.

         Tax Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2003 and 2002 were $25,132 and $0, respectively. Additionally, for the year ended December 31, 2002, the Company paid $7,950 to its former auditor, Fontanella and Babitts, for professional services rendered for tax compliance, tax advice or tax planning.

         All Other Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2003 and 2002 were $1,000 and $0, respectively, and consisted of services in connection with the Company's second-step stock offering completed on January 20, 2004. Additionally, the aggregate fees billed by the Company's former auditor, Fontanella and Babitts, for the year ended December 31, 2002 included $50,037 for services in connection with the Company's stock offering completed in September 2002 and $7,250 for services in connection with the Bank's acquisition of First Bank of Central Jersey completed in January 2003.

Director Nomination Process

         The Nominating Committee currently consists of Directors De Perez (Chair), Davis, Kasper, Putvinski and Scott. The Nominating Committee met three times during the year ended December 31, 2003. As defined by Nasdaq, each member of the committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is attached hereto as Appendix B.

         The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiaries, Synergy Bank and Synergy Financial Services, Inc. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

         To be considered in the Committee's selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. The Committee believes potential directors should be knowledgeable about the business activities in which the Company and its subsidiaries engage, as well as their market areas.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. Other than Mr. Putvinski, all of the Board's members attended the 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. For the year ended December 31, 2003, each director was paid a fee of $1,000 per Board meeting and $300 per committee meeting for each such meeting attended. The Chairman received an additional annual fee of $3,000. For the year ended December 31, 2003, each director also received a profit sharing award of $3,000. The total compensation paid to the directors for the year ended December 31, 2003, including profit sharing, was approximately $161,300. Directors who also serve as employees of the Company or the Bank do not receive compensation as directors.

2003 Stock Awards

         2003 Stock Option Plan. Directors and officers were awarded options to purchase shares of the Common Stock on April 22, 2003, the date of stockholder approval of the Synergy Financial Group, Inc. 2003 Stock Option Plan, at an exercise price equal to the fair market value of the Common Stock on that date. Each non-employee director was awarded 23,139 options. President and Chief Executive Officer Fiore was awarded 152,743 options. Officers McCloskey, Wenthen and Fernandez were each awarded 74,462 options. These options are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter during such period of service as an employee, director or director emeritus. Upon disability, death, or a change in control, such awards become 100% exercisable. The number of options and the exercise price have been adjusted in accordance with the exchange ratio in connection with the second-step mutual-to-stock conversion completed on January 20, 2004. As adjusted for the exchange ratio, the exercise price for these options is now $5.5867.

         2003 Restricted Stock Plan. Directors and officers were awarded shares of restricted stock on April 22, 2003, the date of stockholder approval of the Synergy Financial Group, Inc. 2003 Restricted Stock Plan. Each non-employee director was awarded 7,911 shares of restricted stock. President and Chief Executive Officer Fiore was awarded 52,532 shares of restricted stock. Officers McCloskey, Wenthen and Fernandez were each awarded 23,827 shares of restricted stock. Restricted stock awards are earned at the rate of 20% one year after the date of grant and 20% annually thereafter during periods of service as an employee, director or director emeritus. All awards become immediately 100%
vested upon death or disability or a change in control. The restricted stock awards have been adjusted in accordance with the exchange ratio in connection with the second-step mutual-to-stock conversion completed on January 20, 2004.

Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation awarded to, earned by or paid to the Company's president and chief executive officer and other executive officers of the Company for the years shown.


                                    Annual Compensation (1)                Long-term Compensation Awards
                                 ----------------------------     -------------------------------------------------
                                                                  Restricted        Number of
                                 Fiscal                              Stock     Securities Underlying    All Other
Name and Principal Position       Year      Salary      Bonus        Awards (2)     Options/SARs (3)  Compensation
-------------------------------------------------------------------------------------------------------------------
John S. Fiore                     2003    $220,450   $ 78,260     $293,480            152,743           $60,953 (4)
   President and                  2002     204,120    205,140            -                  -            57,868
   Chief Executive Officer        2001     189,000     68,040            -                  -            50,353

Kevin M. McCloskey                2003    $140,000   $ 42,700     $133,114             74,462           $39,333 (5)
   Senior Vice President and      2002     130,000    124,150            -                  -            27,449
   Chief Operating Officer        2001     122,000     37,820            -                  -             6,992

Kevin A. Wenthen                  2003    $135,000   $ 41,175      133,114             74,462           $37,896 (6)
   Senior Vice President and      2002     125,000    119,375            -                  -            26,420
   Chief Administrative Officer   2001     115,000     35,650            -                  -            12,073

Ralph A. Fernandez                2003    $105,000   $ 32,025      133,114             74,462           $29,465 (7)
   Senior Vice President and      2002      95,000     90,725            -                  -            20,099
   Chief Financial Officer        2001      88,000     27,280            -                  -             9,250

------------------
(1) All compensation set forth in the table, other than awards under the 2003 Stock Option Plan and the 2003 Restricted Stock Plan, was paid by the Bank.
(2) Represents the award of 52,532 shares of restricted stock to Mr. Fiore and 23,827 shares of restricted stock to each of Messrs. McCloskey, Wenthen and Fernandez under the 2003 Restricted Stock Plan, based upon the last reported sales price for the Common Stock as reported on the OTC Electronic Bulletin Board on April 22, 2003, the date of the award. This award vests at the rate of 20% per year, beginning on the first anniversary date of the grant. Dividend rights associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest. As of December 31, 2003, no shares had vested and the value of the restricted shares held by Mr. Fiore was $527,677 and the value of the restricted shares held by each of Messrs. McCloskey, Wenthen and Fernandez was $239,352.
(3) Mr. Fiore was awarded 152,743 options and Messrs. McCloskey, Wenthen and Fernandez were each awarded 74,462 options at the exercise price of $5.5867 per share, equal to the fair market value of the Common Stock on April 22, 2003, the date of the award. The number of options and the exercise price have been adjusted for the exchange ratio in connection with the second-step conversion completed in January 2004.
(4) For 2003, includes the Bank's contribution under the individual's Supplemental Executive Retirement Plan of $24,270, the Bank's contribution to the individual's account under a 401(k) Plan of $11,023, the award of 2,420 shares under the ESOP as of December 31, 2003 and $1,350 for term life insurance premium.
(5) For 2003, includes the Bank's contribution under the individual's Supplemental Executive Retirement Plan of $14,520, the Bank's contribution to the individual's account under a 401(k) Plan of $7,000 and the award of 1,694 shares under the ESOP as of December 31, 2003 and $796 for term life insurance premium.
(6) For 2003, includes the Bank's contribution under the individual's Supplemental Executive Retirement Plan of $14,000, the Bank's contribution to the individual's account under a 401(k) Plan of $6,750 and the award of 1,634 shares under the ESOP as of December 31, 2003 and $765 for term life insurance premium.
(7) For 2003, includes the Bank's contribution under the individual's Supplemental Executive Retirement Plan of $10,880, the Bank's contribution to the individual's account under a 401(k) Plan of $5,250 and the award of 1,270 shares under the ESOP as of December 31, 2003 and $581 for term life insurance premium.

         The following table sets forth information concerning options granted under the 2003 Stock Option Plan during the year ended December 31, 2003.

                        Option Grants in 2003 Fiscal Year
-------------------------------------------------------------------------------------------------------------------
                                                                                        Potential Realizable
                                                                                          Value at Assumed
                                                                                        Annual Rates of Stock
                                                                                         Price Appreciation
                                             Individual Grants                               Option Term
                           -----------------------------------------------------    -------------------------------
                                        Percent of
                                       Total Options
                           Number of    Granted to       Exercise
                            Options    Employees in        Price      Expiration
Name                        Granted     Fiscal Year      ($/Share)       Date            5%               10%
-------------------------------------------------------------------------------------------------------------------
John S. Fiore                152,743         35%          $5.5867        4/22/13       $536,654       $1,359,987
Kevin M. McCloskey            74,462         17%           5.5867        4/22/13        261,618          662,992
Kevin A. Wenthen              74,462         17%           5.5867        4/22/13        261,618          662,992
Ralph A. Fernandez            74,462         17%           5.5867        4/22/13        261,618          662,992

         The following table sets forth information concerning options held as of December 31, 2003.

                 Aggregated Option Exercises in 2003 Fiscal Year and Fiscal Year End Option Values
-------------------------------------------------------------------------------------------------------------------
                                                                                               Value of
                       Number of Shares                    Number of Options             In-the-money Options
                          Acquired on        Value        at Fiscal Year End              at Fiscal Year End
Name                       Exercise        Realized    Exercisable/Unexercisable       Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------
John S. Fiore                  -              $-               -/152,743                      $-/$681,034
Kevin M. McCloskey             -               -               -/74,462                       $-/$332,003
Kevin A. Wenthen               -               -               -/74,462                       $-/$332,003
Ralph A. Fernandez             -               -               -/74,462                       $-/$332,003

         Employment Agreements. The Bank has entered into an employment agreement with Mr. Fiore. Mr. Fiore's base salary under the employment agreement for the year ended December 31, 2003 was $220,450. Mr. Fiore's employment agreement has a term of three years and may be terminated by the Bank for "cause" as defined in the agreement. If the Bank terminates Mr. Fiore's employment without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that after Mr. Fiore's employment is terminated in connection with any change in control, he will be paid a lump sum amount equal to 2.99 times his base salary and the highest rate of bonus awarded to him during the three years prior to such termination. If payment had been made under the agreement as of December 31, 2003, the payment to Mr. Fiore would have equaled approximately $818,700. In addition, the Board has entered into Change in Control Severance Agreements with Officers McCloskey, Wenthen and Fernandez. Under such agreements, if their employment is terminated within eighteen months of a change in control of the Bank, such individuals would receive severance benefits equal to approximately three times their average annual compensation. At December 31, 2003, such payments would have equaled approximately $520,000, $483,800 and $351,300, respectively, upon termination following a change in control. All payments to be made under these agreements shall be reduced as may be necessary so that such payments will not exceed the tax deductible limits under Section 280G of the Code.

         Supplemental Executive Retirement Plan. Synergy Bank has adopted a Supplemental Executive Retirement Plan ("SERP" or "Plan") for the benefit of John S. Fiore, president and chief executive officer. Annually, the Bank accrues an expense of 11% of his salary including projected increases through his retirement at age 60, plus projected earnings on prior year accruals at the rate of 7% per annum. Such accruals are projected to furnish Mr. Fiore with an annual pension benefit upon retirement at age 60 of $102,366 per year for a period of fifteen years. In addition, on January 1, 2002, Synergy Bank implemented a SERP for the benefit of executive officers McCloskey, Wenthen and Fernandez. In accordance with the Plan for Messrs. McCloskey, Wenthen and Fernandez, an annual accrual equal to 10% of each participant's base salary will be credited to the Plan reserve. The accumulated deferred compensation account for each participant will be payable to such participant at any time following termination of employment after three years following Plan implementation, the death or disability of the participant, or termination of employment following a change in control of Synergy Bank whereby Synergy Bank or Synergy Financial Group, Inc. is not the resulting entity.

Compensation Committee Report on Executive Compensation

         The  Compensation   Committee  (the   "Committee")  has  furnished  the
following report on executive compensation:

         Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the profitability of the Company, and thus stockholder value, by closely aligning the financial interests of the Company's employees, including its chief executive officer ("CEO"), chairman and other senior management, with the interests of its stockholders. All members of the Compensation Committee are independent directors.

         Compensation   Philosophy  and  Strategy.  The  executive  compensation
program of the Company is designed to:

(1) Support a pay-for-performance policy that differentiates compensation based on corporate and individual performance;

(2) Motivate employees to assume increased responsibility and reward them for their achievement;

(3) Provide compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to compete for and retain top quality, dedicated executives who are critical to the Company's long-term success; and

(4) Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of the Common Stock.

         At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options and restricted stock awards and miscellaneous benefits typically offered to executives in comparable corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the marketplace, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee is advised periodically by independent compensation consultants concerning salary competitiveness.

         As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on Company performance incentives rather than on salary. Reliance on Company performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, the Company believes executive officers are encouraged to continue focusing on building profitability and stockholder value. The mix of annual and long-term compensation was set subjectively. In determining the mix, the Committee balanced rewards for past corporate performance with incentives for future corporate performance improvement.

         Base Salary. Annual base salaries for all executive officers are generally set at competitive levels. The salary ranges for each position are determined by evaluating the responsibilities and accountabilities of the position and comparing it with other executive officer positions in the market place on an annual basis. The base salary of each executive officer, including the president and chief executive officer, is reviewed annually and adjusted within the position range based upon a performance evaluation.

         Long-Term Incentive Compensation. The Company relies to a large degree on annual and longer term incentive compensation to attract and retain corporate officers and other employees and to motivate them to perform to the full extent of their abilities. The long-term incentive compensation includes restricted stock awards and stock option awards. The Committee believes that issuing stock options and other stock-based incentives to executives benefits the Company's stockholders by encouraging and enabling executives to own stock of the Company, thus aligning executive pay with stockholder interests.

         Compensation of the Chief Executive Officer. Mr. Fiore has served as president and chief executive officer of the Company since its formation and as president and chief executive officer of the Bank since 1995. His salary for 2003 of $220,450 reflected the Board's assessment of compensation levels for the industry. In addition, during 2003, Mr. Fiore was awarded stock options to purchase 152,743 shares, as adjusted for the exchange ratio, of Common Stock on April 22, 2003, the date of stockholder approval of the Synergy Financial Group, Inc. 2003 Stock Option Plan, at an exercise price equal to the fair market value of the Common Stock on that date. These options are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter during such period of service as an employee, director or director emeritus. Upon disability, death, or a change in control, such awards become 100% exercisable. The number of options and the exercise price have been adjusted in accordance with the exchange ratio in connection with the second-step mutual-to-stock conversion completed on January 20, 2004. As adjusted for the exchange ratio, the exercise price is now $5.5867. Additionally, Mr. Fiore was awarded 52,532 shares, as adjusted for the exchange ratio, of restricted stock on April 22, 2003, the date of stockholder approval of the Synergy Financial Group, Inc. 2003 Restricted Stock Plan. Restricted stock awards are earned at the rate of 20% one year after the date of grant and 20% annually thereafter during periods of service as an employee, director or director emeritus. All awards become immediately 100% vested upon death or disability or a change in control. The restricted stock awards have been adjusted in accordance with the exchange ratio in connection with the second-step mutual-to-stock conversion completed on January 20, 2004.

         Compensation Committee:
              Kenneth S. Kasper (Chair)
              Magdalena M. De Perez
              David H. Gibbons, Jr.
              W. Phillip Scott
              Albert N. Stender

         Stock Performance Graph. No performance graph is presented for the Common Stock because it did not commence trading until January 21, 2004. In future periods, the Company will present information comparing the cumulative total stockholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq U.S. Stock Market Index and
(b) the cumulative total stockholder return on stocks included in a peer group.

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee during the year ended December 31, 2003, consisted of Directors De Perez, Gibbons, Kasper, Scott and Stender. During the year ended December 31, 2003, the Company had no "interlocking" relationships in which
(i)an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the compensation committee of the Company; and (iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

         Equity Compensation Plan Information. Set forth below is information as of December 31, 2003 with respect to compensation plans under which equity securities of the Company are authorized for issuance.


                      EQUITY COMPENSATION PLAN INFORMATION
                                           (a)                     (b)                       (c)
                                                                                      Number of securities
                                  Number of securities         Weighted-average      remaining available for
                                    to be issued upon          exercise price of      future issuance under
                                  outstanding options,         options, warrants      (excluding securities
                                   warrants and rights            and rights        reflected in column (a))
--------------------------------------------------------------------------------------------------------------
Equity compensation plans
   approved by stockholders:
2003 Stock Option Plan                    617,088                 $ 5.5867                   -
2003 Restricted Stock Plan (1)                N/A                 $    N/A                   -
Equity compensation plans not
   approved by stockholders:
Not applicable                                  -                        -                   -
       Total                              617,088                 $ 5.5867                   -

--------------
(1) Restricted stock awards of 211,043 shares have been granted. Such awards are earned at the rate of 20% one year after the date of the grant and 20% annually thereafter. No shares remain available for issuance under this plan.

--------------------------------------------------------------------------------
          ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

         The Common Stock is registered pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required by Section 16(a) of such act to file reports of ownership and changes in beneficial ownership of the Common Stock with the SEC and Nasdaq and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock. To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2003 fiscal year.

Certain Relationships and Related Transactions

         No directors, officers or immediate family members of directors or officers were engaged in transactions with the Company or any subsidiary involving more than $60,000 (other than loans with the Bank) during the two years ended December 31, 2003.

         The Bank, like many financial institutions, has followed the policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its directors, officers and employees. Loans are made in the ordinary course of business and are also made on substantially the same terms and conditions, other than a 1% discount for employees on the interest rate paid while the person remains an employee, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2003, all loans outstanding to all directors, nominees and executive officers, and the affiliates of such persons, were current and performing in accordance with their terms.

--------------------------------------------------------------------------------
           PROPOSAL II - APPROVAL OF THE SYNERGY FINANCIAL GROUP, INC.
                             2004 STOCK OPTION PLAN
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the Synergy Financial Group, Inc. 2004 Stock Option Plan (the "2004 Option Plan"), subject to approval by the Company's stockholders. Pursuant to the 2004 Option Plan, up to 703,591 shares of the Common Stock, are to be reserved from the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to directors, officers, employees, and other persons from time to time ("Options"). The purpose of the 2004 Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain directors, officers, employees and other persons to promote the success of the business of the Company and its subsidiaries. The 2004 Option Plan, which will become effective upon the date of stockholder approval ("Effective Date"), has a term of ten years, after which time no awards may be made. The following summary of the material features of the 2004 Option Plan is qualified in its entirety by reference to the complete provisions of the 2004 Option Plan which is attached hereto as Appendix C. The 2004 Option Plan has been drafted to comply with regulations of the Office of Thrift Supervision ("OTS") applicable to stock benefit plans established or implemented within one year of the Company's conversion to a full stock corporation from the mutual holding company form of organization.

         The 2004 Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934 (the "Exchange Act"). The Option Committee may select the officers and employees to whom options are to be granted and the number of Options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Directors, officers, employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, Options under the 2004 Option Plan (the "Optionees"). Each Option granted pursuant to the 2004 Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that Options granted under the

2004 Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of the Common Stock, or a combination of both. Common Stock used in full or partial payment of the exercise price must have been owned by the person exercising such Option not less than six months prior to the date of exercise. The Company will receive no monetary consideration for the granting of stock options under the 2004 Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the 2004 Option Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market. An Option that expires, becomes unexercisable or is forfeited for any reason prior to its exercise will again be available for issuance under the 2004 Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 2004 Option Plan shall continue in effect for a term of ten years from the Effective Date.

         Stock Options. The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. Generally, except as may otherwise be determined by the Option Committee at the time of the award, an Incentive Stock Option may only be exercised while the Optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option). In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such Options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the "Fair Market Value" of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder that are not inconsistent with the terms of the 2004 Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

         No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

         The 2004 Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit that could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the 2004 Option Plan.

         Awards Under the 2004 Option Plan. The Board or the Option Committee shall from time to time determine the directors, officers, employees and other persons who shall be granted Options under the 2004 Option Plan, the number of Options to be granted to any individual, and whether the Options granted will be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Optionees and in determining the number of Options to be granted, the Board or the Option Committee may consider the nature of the services rendered by each such individual, each individual's current and potential contribution to the Company and such other factors as may be deemed relevant. Optionees may, if otherwise eligible, be granted additional Options. In no event shall Common Stock subject to Options granted to non-employee directors in the aggregate under the 2004 Option Plan exceed 30% of the total number of shares reserved under the 2004 Option Plan, and no more than 5% of the available shares of Common Stock may be awarded to any individual non-employee director. In no event, shall Common Stock subject to Options granted to any employee exceed 25% of the total number of the available shares of Common Stock.

         Pursuant to the terms of the 2004 Option Plan, Non-Incentive Stock Options to purchase shares of Common Stock as detailed below will be granted to each non-employee director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Twenty percent of the Options granted to non-employee directors on the Effective Date will be first exercisable commencing on the one year anniversary of stockholder approval of the 2004 Option Plan and 20% annually thereafter, during such period of service as a director or a director emeritus. Such Options granted to non-employee directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding Options become immediately exercisable in the event of a change in control (as defined in the 2004 Option Plan) of the Company or the Bank.

         The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the 2004 Option Plan. No Options are expected to be awarded to any associates of directors, nominees or executive officers. No other person is expected to receive 5% or more of the Options authorized under the 2004 Option Plan.


                                NEW PLAN BENEFITS
                                STOCK OPTION PLAN
-------------------------------------------------------------------------------------------------------------------
                                                                                             Number of Options
Name and Position                                              Dollar Value (1)                to be Granted
-------------------------------------------------------------------------------------------------------------------
John S. Fiore,                                                        N/A                          175,897 (2)
   President and Chief Executive Officer
Kevin M. McCloskey,                                                   N/A                           63,200 (2)
   Senior Vice President and Chief Operating Officer
Kevin A. Wenthen,                                                     N/A                           63,200 (2)
   Senior Vice President and Chief Administrative Officer
Ralph A. Fernandez,                                                   N/A                           63,200 (2)
   Senior Vice President and Chief Financial Officer
Kenneth S. Kasper, Chairman                                           N/A                           26,384 (3)
Nancy A. Davis, Director                                              N/A                           26,384 (3)
Magdalena M. De Perez, Director                                       N/A                           26,384 (3)
David H. Gibbons, Jr., Director                                       N/A                           26,384 (3) (4)
Paul T. LaCorte, Director                                             N/A                           26,384 (3) (4)
George Putvinski, Director                                            N/A                           26,384 (3)
W. Phillip Scott, Director                                            N/A                           26,384 (3)
Albert N. Stender, Director                                           N/A                           26,384 (3) (4)
Executive Group (4 persons)                                           N/A                          365,497 (2)
Non-executive Director Group (8 persons)                              N/A                          211,072 (3)
Non-executive Officer Employee Group (35 persons)                     N/A                          119,000 (2)

------------------
(1) The exercise price of such Options shall be equal to the fair market value of the Common Stock on the date of stockholder approval of the 2004 Option Plan. Thus, on the date of stockholder approval, the Options will have zero value. The exact dollar value of the Options will equal the difference between the exercise price of such Options and the market price of the Common Stock on the date of exercise of an Option. Accordingly, the exact dollar value is not presently determinable.
 (2)  Options  awarded to officers and employees will be exercisable as follows:
      Options awarded at the time of stockholder approval are first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during periods of continued service as an employee, director or director emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, director or director emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(3) Options awarded to directors are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, or a change in control of the Company or the Bank, such awards shall be 100% exercisable.
(4)   Nominee for re-election as a director of the Company.

         Effect of Mergers, Change of Control and Other Adjustments. Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common
Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event (including a special or non-recurring dividend that has the effect of a return of capital distribution to stockholders), the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to Options, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 2004 Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the 2004 Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the 2004 Option Plan. In the case of a Change in Control of the Bank or the Company as determined by the Option Committee, all outstanding Options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Bank or the Company whereby the Bank or the Company is not the surviving entity; (iii) a change in control of the Bank or the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements set forth under Section 574.3(c)(1)(vii) of OTS Regulations (12 C.F.R. ss.574.3(c)(1)(vii)).

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between
(A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the 2004 Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 2004 Option Plan to operate in changed circumstances, to adjust the 2004 Option Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the 2004 Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the 2004 Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the 2004 Option Plan specifically for anti-takeover purposes. The 2004 Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

         In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. ss. 565.4), is subject to enforcement action by the OTS, or receives a capital directive under 12 C.F.R. ss. 565.7, then all Options awarded to executive officers or directors of the Company or its subsidiaries must exercise such options or forfeit such Options.

         Amendment and Termination of the 2004 Option Plan. The Board of Directors may alter, suspend or discontinue the 2004 Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 2004 Option Plan, materially increase the benefits accruing to Optionees under the 2004 Option Plan or materially modify the requirements for eligibility for participation in the 2004 Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

         In accordance with OTS regulations applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the 2004 Option Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of Options granted to occur no more rapidly than ratably over a five-year period and the resultant prohibition against accelerated vesting of option grants upon the occurrence of an event other than the death or disability of the Option holder or a Change in Control of the Company or the Bank. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the 2004 Option Plan, however, the Board has determined that the implementation of such plan provisions is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

         Possible Dilutive Effects of the 2004 Option Plan. The Common Stock to be issued upon the exercise of Options awarded under the 2004 Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 2004 Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 703,591 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 5.3%. The Company can avoid dilution resulting from awards under the 2004 Option Plan by delivering shares repurchased in the open market upon the exercise of Options.

         Federal Income Tax Consequences. Under present federal tax laws, awards under the 2004 Option Plan will have the following consequences:

1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the 2004 Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of Options would not be limited by
     Section 162(m) of the Code.

         Accounting Treatment. The Company expects to use the "intrinsic value based method" as prescribed by Accounting Principles Board Opinion No. 25. Accordingly, neither the grant nor the exercise of an Option under the 2004 Option Plan currently requires any charge against earnings under accounting principles generally accepted in the United States of America. Common Stock issuable pursuant to outstanding Options under the 2004 Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

         Stockholder Approval. Stockholder approval of the 2004 Option Plan is being sought in accordance with OTS regulations. Additional purposes of requesting stockholder approval of the 2004 Option Plan are to qualify the 2004 Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code. An affirmative vote of the holders of a majority of the total votes eligible to be cast at the Annual Meeting in person or by proxy is required for stockholder approval of this Proposal II in accordance with Nasdaq and OTS regulations.

The OTS does not endorse or approve the 2004 Option Plan in any way. Abstentions and broker non-votes will not be counted as votes for Proposal II. Accordingly, an abstention or broker non-vote will have the same effect as a vote against Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2004
OPTION PLAN.                                       ---

--------------------------------------------------------------------------------
          PROPOSAL III - APPROVAL OF THE SYNERGY FINANCIAL GROUP, INC.
                           2004 RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the Synergy Financial Group, Inc. 2004 Restricted Stock Plan (the "2004 Restricted Stock Plan") as a method of providing directors, officers, and employees of the Company or its subsidiaries with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Company or its subsidiaries. The Company will contribute sufficient funds to the 2004 Restricted Stock Plan to purchase Common Stock representing up to 281,436 shares of Common Stock. The 2004 Restricted Stock Plan may purchase such shares in the open market or from the Company from authorized but unissued shares of Common Stock or treasury shares. All of the Common Stock to be purchased by the 2004 Restricted Stock Plan will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the 2004 Restricted Stock Plan will be made in recognition of expected future services to the Company or its subsidiaries by its directors, officers and employees responsible for implementation of the policies adopted by the Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the 2004 Restricted Stock Plan which is qualified in its entirety by reference to the complete provisions of the 2004 Restricted Stock Plan which is attached hereto as Appendix D. The 2004 Restricted Stock Plan has been drafted to comply with OTS regulations applicable to stock benefit plans implemented within one year of the Bank's second-step conversion from the mutual holding company form of organization to a full stock corporation.

         Awards Under the Restricted Stock Plan. Benefits under the 2004 Restricted Stock Plan ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Company or its subsidiaries (the "2004 Restricted Stock Plan Committee") appointed by the Board of Directors. The 2004 Restricted Stock Plan is managed by trustees (the "2004 Restricted Stock Plan Trustees") who are non-employee directors and who have the responsibility to invest all funds contributed by the Company to the trust created for the 2004 Restricted Stock Plan (the "2004 Restricted Stock Plan Trust"). Unless the terms of the 2004 Restricted Stock Plan or the 2004 Restricted Stock Plan Committee specifies otherwise, awards under the 2004 Restricted Stock Plan will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date the Plan Share Awards are earned. Any shares held by the 2004 Restricted Stock Plan Trust which are not yet earned shall be voted by the 2004 Restricted Stock Plan Trustees, as directed by the 2004 Restricted Stock Plan Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Plan Share Awards to directors shall be immediately non-forfeitable in the event of the death, disability or a Change in Control of the Company or the Bank, of such director and distributed as soon as practicable thereafter. The Board of Directors can terminate the 2004 Restricted Stock Plan at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the 2004 Restricted Stock Plan will be determined by the 2004 Restricted Stock Plan Committee. In no event shall any employee receive Plan Share Awards in excess of 25% of the aggregate Common Stock authorized under the 2004 Restricted Stock Plan ("Plan Share Reserve"). Plan Share Awards may be granted to newly elected or appointed non-employee directors subsequent to the effective date of the 2004 Restricted Stock Plan, provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of the Plan Share Reserve in the aggregate or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the 2004 Restricted Stock Plan, resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the anticipated award of Common Stock under the 2004 Restricted Stock Plan as authorized pursuant to the terms of the 2004 Restricted Stock Plan or the anticipated actions of the 2004 Restricted Stock Plan Committee. No Plan Share Awards are expected to be granted to any associates of executive officers, directors or nominees. No other person is expected to receive 5% or more of the Plan Share Awards authorized under the 2004 Restricted Stock Plan.

                                NEW PLAN BENEFITS
                              RESTRICTED STOCK PLAN
-------------------------------------------------------------------------------------------------------------------
                                                                                             Number of Shares
Name and Position                                              Dollar Value (1)              to be Granted (2)
-------------------------------------------------------------------------------------------------------------------
John S. Fiore,                                                  $   715,551                         70,359
   President and Chief Executive Officer
Kevin M. McCloskey,                                                 254,250                         25,000
   Senior Vice President and Chief Operating Officer
Kevin A. Wenthen,                                                   254,250                         25,000
   Senior Vice President and Chief Administrative Officer
Ralph A. Fernandez,                                                 254,250                         25,000
   Senior Vice President and Chief Financial Officer
Kenneth S. Kasper, Chairman                                         107,324                         10,553
Nancy A. Davis, Director                                            107,324                         10,553
Magdalena M. De Perez, Director                                     107,324                         10,553
David H. Gibbons, Jr., Director                                     107,324                         10,553 (3)
Paul T. LaCorte, Director                                           107,324                         10,553 (3)
George Putvinski, Director                                          107,324                         10,553
W. Phillip Scott, Director                                          107,324                         10,553
Albert N. Stender, Director                                         107,324                         10,553 (3)
Executive Group (4 persons)                                       1,478,301                        145,359
Non-executive Director Group (8 persons)                            858,592                         84,424
Non-executive Officer Employee Group (10 persons)                   483,075                         47,500

----------------
(1) These values are based on the last reported sales price of the Common Stock on June 30, 2004, which was $10.17 per share. The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death or disability or a Change in Control of the Company or the Bank (as defined in the Plan). Plan Share Awards shall continue to vest during periods of service as an employee, director or director emeritus.
(3)   Nominee for re-election as a director of the Company.

         Amendment and Termination of the Restricted Stock Plan. The Board may amend or terminate the 2004 Restricted Stock Plan at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the 2004 Restricted Stock Plan (except for adjustments in the Common Stock of the Company), materially increase the benefits accruing to Participants under the 2004 Restricted Stock Plan or materially modify the requirements for eligibility for participation in the 2004 Restricted Stock Plan, unless such action of the Board shall be subject to approval by the stockholders of the Company.

         Pursuant to OTS regulations applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution, such as the Bank, the 2004 Restricted Stock Plan contains certain restrictions and limitations, including, among others, provisions requiring the vesting of awards granted to occur no more rapidly than ratably over a five-year period and the resultant prohibition against accelerated vesting of award grants upon the occurrence of an event other than the death or disability of the Plan Share Award recipient or upon a Change in Control of the Company or the Bank. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Plan Share Awards as permitted by the 2004 Restricted Stock Plan, however, the Board has determined that the implementation of such plan provisions is in the best interests of the stockholders of the Company, as well as the directors, officers and employees of the Company.

         Possible Dilutive Effects of the Restricted Stock Plan. It is the Company's present intention to fund the 2004 Restricted Stock Plan through open-market purchases of Common Stock, which will cause no dilutive effect. The 2004 Restricted Stock Plan provides, however, that Common Stock to be awarded may be acquired by the 2004 Restricted Stock Plan through open-market purchases or from authorized but unissued shares of Common Stock of the Company. In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund Plan Share Awards, the interests of current stockholders may be diluted. If all Plan Share Awards (i.e., 281,436 shares of Common Stock) are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 2.2%.

         Federal Income Tax Consequences. Common Stock awarded under the 2004 Restricted Stock Plan is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the Fair Market Value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the 2004 Restricted Stock Plan Trust in order to meet any necessary tax withholding obligations.

         Accounting Treatment. For accounting purposes, the Company will recognize compensation expense for Common Stock subject to Plan Share Awards over the vesting period at the Fair Market Value of the shares on the date they are awarded.

         Stockholder Approval. The Company is submitting the 2004 Restricted Stock Plan to stockholders for approval in accordance with OTS regulations. The 2004 Restricted Stock Plan and awards made thereunder will not be effective until receipt of stockholder approval of Proposal III. Additionally, stockholder approval of the 2004 Restricted Stock Plan will enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. The affirmative vote of holders of a majority of the total votes eligible to be cast at the Annual Meeting in person or by proxy is required for stockholder approval of this Proposal III in accordance with Nasdaq and OTS regulations. The OTS does not endorse or approve the 2004 Restricted Stock Plan in any way. Abstentions and broker non-votes will not be counted as votes "for" Proposal III. Accordingly, an abstention or broker non-vote will have the same effect as a vote against Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2004
RESTRICTED STOCK PLAN.                             ---

--------------------------------------------------------------------------------
              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         On December 5, 2002, the Company dismissed Fontanella and Babitts, Certified Public Accountants, as the Company's independent auditors and appointed Grant Thornton LLP as its new independent auditors. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors. Fontanella and Babitts' reports on the Company's consolidated financial statements for the two fiscal years ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits of the two fiscal years ended December 31, 2001, there were no disagreements or reportable events between the Company and Fontanella and Babitts on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Fontanella and Babitts, would have caused it to make a reference to the subject matter of the disagreements or reportable events in connection with its reports. Prior to engaging Grant Thornton LLP, the Company did not consult with Grant Thornton LLP regarding the application of accounting principals to any transaction or as to any accounting, auditing or financial reporting issues.

         The Audit Committee of the Board of Directors of the Company has appointed Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2004. A representative of Grant Thornton LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast in person or by proxy by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Grant Thornton LLP as the Company's auditors for the 2004 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders to be held in 2005, all stockholder proposals must be received at the Company's executive office at 310 North Avenue East, Cranford, New Jersey 07016 a reasonable amount of time before the Company begins the process of printing and mailing its proxy materials for such meeting. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws, in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the 2005 Annual Meeting will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address a reasonable amount of time before the Company begins the process of printing and mailing its proxy materials for such meeting. Stockholder proposals must meet other applicable criteria, as set forth in the Company's bylaws, in order to be considered at the 2005 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has engaged Regan & Associates, Inc. to act as a proxy solicitor in connection with the Meeting; the anticipated cost of this engagement is $9,500.00.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-K for the year ended December 31, 2003 accompanies this proxy statement.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/Kevin A. Wenthen

                                            Kevin A. Wenthen
                                            Corporate Secretary

--------------------------------------------------------------------------------
                          SYNERGY FINANCIAL GROUP, INC.
                              310 NORTH AVENUE EAST
                           CRANFORD, NEW JERSEY 07016
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 25, 2004
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Synergy Financial Group, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at The Westwood, 438 North Avenue, Garwood, New Jersey, on August 25, 2004, at 10:30 AM and at any and all adjournments thereof, in the following manner:

                                                      FOR   WITHHELD
                                                      ---   --------
1.        The election as director of the  nominees
          listed with terms to expire in 2007
          (except as marked to the contrary below):   [_]     [_]

          David H. Gibbons, Jr.
          Paul T. LaCorte
          Albert N. Stender

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on ------------ the line provided below.

     ___________________________________________________________________________

                                                      FOR   AGAINST  ABSTAIN
                                                      ---   -------  -------

2.        The approval of the
          Synergy Financial Group, Inc.
          2004 Stock Option Plan.                     [_]     [_]     [_}

3.        The approval of the Synergy Financial
          Group, Inc. 2004 Restricted Stock Plan.     [_]     [_]     [_}

4.        The  ratification  of the  appointment
          of Grant  Thornton  LLP as the
          Company's independent auditor for the
          year ending December 31, 2004.              [_]     [_]     [_}


          The Board of Directors recommends a vote "FOR" all of the above listed nominees and proposals.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND ALL OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated July 19, 2004 and a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003.


                                            [_]  Check Box if You Plan
Dated:                                           to Attend the Annual Meeting.
       ---------------------------


----------------------------------          ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                                                      APPENDIX A


                          SYNERGY FINANCIAL GROUP, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

The members of the Audit Committee are appointed annually by the Board of Directors of Synergy Financial Group, Inc. (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's internal and independent auditors and (4) the reported status of significant internal controls affecting business operations.

Audit Committee members shall meet the applicable independence requirements of the National Association of Securities Dealers (the "NASD"), the Securities and Exchange Commission (the "SEC") and the Sarbanes-Oxley Act of 2002 (the "Act"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined by applicable rules of the NASD and the SEC) directors, free from any relationship that would interfere with the exercise of his or her independent judgment, and no Audit Committee member may, other than in the capacity of an Audit Committee or Board member, accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries or be an affiliated person of the Company or its subsidiaries. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. It is the intention of the Board to assure that at least one member of the Audit Committee shall satisfy the requirements of a "financial expert" (as defined under the Act and pursuant to regulations of the SEC).

If a Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Committee membership. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with management and the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Audit Committee shall meet quarterly with the independent auditors and management to discuss the annual audited financial statements or quarterly financial statements as applicable.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to shareholders, potential shareholders, the investment community and others relating to the Company's accounting and financial reporting practices, the systems of internal accounting and financial controls, the internal audit function, and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Board of Directors, the independent auditors, the internal auditors, and the management of the Company.

RESPONSIBILITY

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions. While the Committee may perform additional duties as determined by the Board, the Committee shall perform the tasks outlined in the following paragraphs in order to fulfill its four major responsibilities noted above.

1.   Monitor the integrity of the Company's financial statements.

     o Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.
     o Review with management, the Company's Disclosure Committee and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.
     o Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance-sheet structures on the Company's financial statements.
     o Review with management, the Disclosure Committee and the independent auditors, the interim financial information contained in the Company's quarterly report on Form 10-Q and the earnings announcement prior to their filings and/or release.
     o Recommend to the Board, after review and discussion with management and the independent auditors, whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

2. Monitor the reported status of significant internal controls affecting business operations.

     o Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.
     o Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

3. Monitor the independence and performance of the Company's internal and independent auditors.

         (a) Independent Auditor

     o Engage and terminate the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board of Directors.
     o Review the experience, rotation and qualifications of the senior members of the independent auditors' team and the quality control procedures of the independent auditor.
     o Review the experience and qualifications of the Company's senior finance executives.
     o    Approve the fees to be paid to the independent auditor.
     o Establish guidelines for the retention of the independent auditor for any non-audit service.
     o Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor and, if so determined by the Audit Committee, take additional action to satisfy itself of the qualifications, performance and independence of the auditors.
     o Assure the regular rotation of the lead or coordinating audit partner and consider whether there should be a regular rotation of the auditing firm itself.
     o Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

         (b) Internal Audit Function

     o Review and oversee the appointment, performance and replacement of the senior internal auditing executive.
     o Review the significant reports to management prepared by the internal auditing department and management's responses.
     o Meet with the independent auditor prior to each annual audit to review the planning and staffing of the audit.
     o Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary entities are in conformity with applicable legal requirements and the Company's Code of Conduct, including disclosures of insider and affiliated party transactions.
     o Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.
          (b)  Any changes required in the planned scope of the internal audit.
          (c)  The  internal  audit  department  responsibilities,   budget  and
               staffing.

4.  Monitor  the  Company's  reported   compliance  with  legal  and  regulatory
requirements.

     o Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.
     o Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.
     o Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

GENERAL

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                                                      APPENDIX B

                          SYNERGY FINANCIAL GROUP, INC.
                          NOMINATING COMMITTEE CHARTER

I. COMPOSITION: The Committee will be composed of all "independent" directors not up for re-election in the current year. A majority of members shall constitute a quorum.

II.  COMMITTEE CHAIRMAN: To be elected by the independent Directors.

III. SECRETARY: To be appointed by the Committee Chairman.

IV. TENURE: Members of the Nominating Committee shall serve for a one-year term. The Board of Directors may fill a vacancy on the Board by a majority vote.

     Any member of the Committee who misses three (3) consecutive meetings in any one (1) calendar year without excuse may be removed by a vote of the remaining committee members.

V.   RESPONSIBILITIES:

     1. The Committee is charged with the responsibility of identifying, evaluating and recommending potential candidates for election to the Board.

     2.   The  members  of  the  Committee   must  avoid  conflict  of  interest
          situations in both the interview and voting process.

     3. The Committee shall meet at least annually; however, in any case shall meet as often as necessary to complete its assigned duties.

     4. Nominate individuals who will provide leadership in shaping corporate governance.

     5.   Coordinate periodic self-evaluation of the Board of Directors.

     6. The committee shall observe the following guidelines for the selection of nominees for Board of Directors' vacancies.

          o    Reputation for integrity and hard work.
          o Ability to exercise independent judgment and willingness to disclose obligations and potential conflicts of interest.
          o    Educational background
          o The extent to which the individual would bring relevant skills or experiences that are otherwise absent from the Synergy Board.
          o    Commitment: available time, energy, and interest.

     7. The Committee shall observe the following time frame with respect to annual board member nominations.

          Date                                      Function

          (a)  180 days prior to Annual   Complete performance evaluations of
               Meeting potential          Directors up for re-nomination.

                                          Develop first working list of
                                          possible candidates.

                                          Contact all prospective candidates
                                          willing to accept nomination.

          (b)  150 days prior to Annual   From refined list of candidates,
               Meeting of nominees        arrive at a final list

          (c)  120 days prior to Annual   Send list of nominees to Board of
               Meeting                    Directors for approval

          (d)  90 days prior to Annual    Written nominations to be  delivered
               Meeting                    to Secretary

          (e)  date to be determined      Annual Meeting

VI. AUTHORITY: Generally, the Committee functions as advisory to the Board of Directors and has only that specific authority granted to it by the Board of Directors.

VII. REPORTS TO: The Committee shall submit a copy of all its minutes to the Board of Directors. Verbal reports may be made at Board of Directors meetings.

VIII.REVIEW: The Committee shall conduct an annual review of the contents of this Charter.

                                                                      APPENDIX C

                          SYNERGY FINANCIAL GROUP, INC.
                             2004 STOCK OPTION PLAN

         1. Purpose of the Plan. The Plan shall be known as the Synergy Financial Group, Inc. ("Company") 2004 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  "Bank" shall mean Synergy Bank, or any successor corporation thereto.

                  "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Subsidiaries; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R.
Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  "Common Stock" shall mean common stock of the Company, or any successor or parent corporation thereto.

                  "Company" shall mean the Synergy Financial Group, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date of approval of the Plan by the stockholders of the Company.

                  "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, including the Nasdaq National Market, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any Director, officer or Employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  "Plan" shall mean the Synergy Financial Group, Inc. 2004 Stock Option Plan.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" of the Company as defined in Sections 424(f) and (g) of the Code, including the Bank or Synergy Financial Services, Inc.

         3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 703,591 Shares. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4. Six Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

         5. Administration of the Plan.
            --------------------------

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 C.F.R. Section 240.16b-3.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                           The President of the Company and such other  officers
as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)   Effect   of   Committee's   Decision.   All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

         6.  Eligibility for Awards and Limitations.
             --------------------------------------

                  (a) The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this
Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

         7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

         8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a) Option Price.

                           (i) The price per Share at which each Incentive Stock
Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii) In the case of an Employee who owns Common Stock
representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. The Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Options Granted to Directors. Subject to the limitations of Section 6(c), Non-Incentive Stock Options to purchase 26,384 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the Effective Date and 20% annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                  (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. Such Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

                  (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10.      Effect of Termination  of  Employment,  Disability or Death on
                  --------------------------------------------------------------
                  Incentive Stock Options.
                  ------------------------

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award, and provided further that any such terms and conditions may not be inconsistent with applicable regulations of the Office of Thrift Supervision or other appropriate banking regulatory agency.

         12. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         13.  Recapitalization,  Merger,  Consolidation,  Change in Control  and
              ------------------------------------------------------------------
Other Transactions.
-------------------

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of

Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of
consideration   by  the  Company   (other   than   Shares  held  by   dissenting
stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                           (i) provide  that such Options  shall be assumed,  or
equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                           (ii) in the event of a transaction under the terms of
which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                           (i)  appropriately  adjust  the  number  of Shares of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii) cancel any or all  previously  granted  Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                           (iii) make such other  adjustments in connection with
the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan; provided that such action is not contrary to regulations of the OTS or other appropriate banking regulatory agency then in effect.

                  (e) Non-recurring Dividends. Notwithstanding anything herein to the contrary, upon the payment of a special or non-recurring dividend that has the effect of a return of capital distribution to the stockholders, the Company shall, within the discretion of the Committee, either:

                  (i)  adjust  the  Option   exercise   price  per  share  in  a
         proportionate and equitable manner to reflect the payment of such capital distribution, or

                  (ii) make an equivalent payment to each Participant holding an outstanding Option as of the dividend record date of such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per Optioned Stock as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per Optioned Stock equal in fair market value to the fair market value of the non-cash dividend or distribution; or

                  (iii) take the action described in Section 13(e)(i) with respect to certain outstanding Options and the action described in
         Section 13(e)(ii) with respect to the remaining outstanding Options.

                  Except as expressly provided in Sections 13(a) and 13(b), no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. Effective Date. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Company, subject to approval or non-objection by the Office of Thrift Supervision, if applicable. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

         16. Approval by Stockholders. The Plan shall be approved by a majority vote of the shares of Common Stock of the Company within twelve (12) months before or after the date the Plan is approved by the Board. A vote of approval by a majority of the shares of Common Stock outstanding shall constitute approval by the stockholders for purposes of compliance with regulations of the Office of Thrift Supervision.

         17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         18. Amendment and Termination of the Plan.
             -------------------------------------

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company. Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the exercise price of any Option granted under the Plan to be reduced after the date of grant, except as otherwise permitted in accordance with Section 13 of the Plan, without stockholder approval of such action.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19.      Conditions  Upon  Issuance  of Shares;  Limitations  on Option
                  --------------------------------------------------------------
                  Exercise; Cancellation of Option Rights.
                  ----------------------------------------

                  (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                  (c) As a condition to the exercise of an Option or the delivery of the Shares, the Company may require the person exercising the Option or receiving delivery of the Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors or the Committee, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

                  (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

                  (f) In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or directors of the Company or its Subsidiaries must exercise such options or forfeit such Options.

         20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director, Director Emeritus or in any other capacity with the Company, the Bank or other Subsidiaries.

         23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

                                                                      APPENDIX D

                          SYNERGY FINANCIAL GROUP, INC.
                 2004 RESTRICTED STOCK PLAN AND TRUST AGREEMENT

                                    Article I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Synergy Financial Group, Inc. ("Company") hereby establishes the Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II
                                   ----------

                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Company and its subsidiaries, by providing such personnel of the Company and its subsidiaries with an increased equity interest in the Company as compensation for their prior and anticipated future professional contributions and service to the Company and its subsidiaries.

                                   Article III
                                   -----------

                                   DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Bank" means Synergy Bank, a federal stock savings bank.

         "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee and delivered to the Company and may be changed from time to time by similar written notice to the Committee. A
Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

         "Board" means the Board of Directors of the Company, or any successor corporation thereto.

         "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Subsidiaries.

         "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Company or the Bank whereby the Company or the Bank is not the surviving entity; (iii) a change in control of the Company or the Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         "Committee" means the Board of Directors of the Company or the Restricted Stock Plan Committee appointed by the Board of Directors of the Company pursuant to Article IV hereof.

         "Common Stock" means shares of the common stock of the Company, or any successor corporation or parent thereto.

         "Company" means Synergy Financial Group, Inc., and any successor corporation thereto.

         "Director" means a member of the Board of the Company or any Subsidiary.

         "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

         "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company or any Subsidiary in his current capacity as determined by the Committee.

         "Eligible Participant" means an Employee, Director or director of a Subsidiary who may receive a Plan Share Award under the Plan.

         "Employee" means any person who is employed by the Company or a Subsidiary.

         "Effective Date" shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

         "Participant" means an Employee or Director who receives a Plan Share Award under the Plan.

         "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

         "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

         "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

         "Subsidiary" means those subsidiaries of the Company which, with the consent of the Board, agree to participate in this Plan.

         "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   Article IV
                                   ----------

                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Board of Directors of the Company or a Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

         4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

         4.03 Limitation on Liability. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    Article V
                                    ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

         5.01 Amount and Timing of Contributions. The Board of Directors of the Company shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust established under this Plan. Such contribution amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

         5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

         5.03 Investment of Trust Assets. Following approval of the Plan by stockholders of the Company and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Company in an amount equal to up to 100% of the Trust's cash assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 281,436 shares of Common Stock. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Company in an amount sufficient to fund the Plan Share Reserve.

         5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Company, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   Article VI
                                   ----------

                            ELIGIBILITY; ALLOCATIONS

         6.01 Eligibility. Eligible Participants may receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

         6.02 Allocations. The Committee will determine which of the Eligible Participants will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Articles of Incorporation or Bylaws of the Company or its Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Eligible Participants will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting such Eligible Participants to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Eligible Participants, the value of their prior and anticipated future services to the Company and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

         6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 Allocations Not Required. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Eligible Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Eligible Participant as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

         6.05 Awards to Directors. Notwithstanding anything herein to the contrary, upon the Effective Date, a Plan Share Award consisting of 10,553 Plan Shares shall be awarded to each Director of the Company that is not otherwise an Employee. Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years during such continued periods of service as a Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Company by the Committee, provided that total Plan Share Awards granted to non-employee Directors of the Company shall not exceed 30% of the total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

                                   Article VII
                                   -----------

         EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earnings Plan Shares; Forfeitures.

         (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period. Notwithstanding anything herein to the contrary, in no event shall a Plan Share Award granted hereunder be earned and non-forfeitable by a Participant more rapidly than at the rate of one-fifth of such Award as of the one year anniversary of the date of grant and an additional one-fifth following each of the next four successive years.

         (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Company or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

         (c) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Company or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Company or a Subsidiary and shall be distributed as soon as practicable thereafter.

         (d)   Exception   for   Termination   after  a   Change   in   Control.
Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Company or the Bank and shall be distributed as soon as practicable thereafter.

         7.02 Accrual and Payment of Dividends. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such cash dividend amounts shall be held in arrears under the Trust and distributed upon the earning of the applicable Plan Share Award. Such payment shall also include an appropriate amount of earnings, if any, of the Trust assets with respect to any cash dividends so distributed.

         7.03     Distribution of Plan Shares.

         (a)  Timing of  Distributions:  General  Rule.  Except as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

         (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Company shall be acquired for cash, all Plan Shares associated with such Plan Share Awards, together with any shares representing stock dividends associated with such Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

         (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or a Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

         (d) Timing: Exception for 10% Shareholders.  Notwithstanding Subsection
(a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock of the Company, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Company. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

         (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

         7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  Article VIII
                                  ------------

                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 Management of Trust. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Company or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Company), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

         (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company earnings of the Trust attributable to the Plan Share Reserve.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

         8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company.

         8.06 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   Article IX
                                   ----------

                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company, or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Company, or a Subsidiary thereof.

         9.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

         9.06 Governing Law. The Plan and Trust shall be governed by and construed under the laws of the State of New Jersey, except to the extent that Federal Law shall be deemed applicable.

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

         9.07 Effective Date. The Plan shall be effective as of the date of approval of the Plan by stockholders of the Company, subject to the receipt of approval or non-objection by the OTS or other applicable banking regulator, if applicable.

         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         9.09 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

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